Exhibit 99.20

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)        FOURTH QUARTER
                                          Percent Change
                                             Opera-
                       2006     2005  Total  tions  Currency

Sales to customers by
segment of business
 Consumer
    U.S.          $ 1,182    1,124    5.2 %   5.2      -
    International   1,383    1,183   16.9    11.1    5.8
                    2,565    2,307   11.2     8.2    3.0
 Pharmaceutical
    U.S.            3,868    3,573    8.3     8.3      -
    International   2,082    1,909    9.1     3.5    5.6
                    5,950    5,482    8.5     6.6    1.9
 Med Devices & Diagnostics
    U.S.            2,491    2,390    4.2     4.2      -
    International   2,676    2,431   10.1     5.4    4.7
                    5,167    4,821    7.2     4.8    2.4

U.S.                7,541    7,087    6.4     6.4      -
International       6,141    5,523   11.2     6.0    5.2
Worldwide         $13,682   12,610    8.5 %   6.2    2.3


Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)        TWELVE MONTHS
                                          Percent Change
                                             Opera-
                       2006     2005  Total  tions  Currency

Sales to customers by
segment of business
 Consumer
    U.S.          $ 4,573    4,405    3.8 %   3.8      -
    International   5,201    4,691   10.9     8.7    2.2
                    9,774    9,096    7.5     6.4    1.1
 Pharmaceutical
    U.S.           15,092   14,478    4.2     4.2      -
    International   8,175    7,844    4.2     3.4    0.8
                   23,267   22,322    4.2     3.9    0.3
 Med Devices & Diagnostics
    U.S.           10,110    9,494    6.5     6.5      -
    International  10,173    9,602    5.9     6.2   (0.3)
                   20,283   19,096    6.2     6.4   (0.2)

U.S.               29,775   28,377    4.9     4.9      -
International      23,549   22,137    6.4     5.8    0.6
Worldwide         $53,324   50,514    5.6 %   5.3    0.3


Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)        FOURTH QUARTER
                                          Percent Change
                                             Opera-
                       2006     2005  Total  tions  Currency

Sales to customers by
geographic area
U.S.              $ 7,541    7,087    6.4 %   6.4      -

Europe              3,322    2,965   12.0     4.1    7.9
Western Hemisphere excluding
 U.S.                 943      828   13.9    11.2    2.7
Asia-Pacific,
 Africa             1,876    1,730    8.4     6.6    1.8
International       6,141    5,523   11.2     6.0    5.2

Worldwide         $13,682   12,610    8.5 %   6.2    2.3


Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)       TWELVE MONTHS
                                          Percent Change
                                             Opera-
                       2006     2005  Total  tions  Currency

Sales to customers by
geographic area
U.S.              $29,775   28,377    4.9 %   4.9      -

Europe             12,786   12,187    4.9     4.4    0.5
Western Hemisphere excluding
 U.S.               3,542    3,087   14.7     9.3    5.4
Asia-Pacific,
 Africa             7,221    6,863    5.2     6.6   (1.4)
International      23,549   22,137    6.4     5.8    0.6

Worldwide         $53,324   50,514    5.6 %   5.3    0.3


Johnson & Johnson and Subsidiaries (1)
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)

                              FOURTH QUARTER
                2006     2006   2005     2005     Percent
              Amount   Percent  Amount  Percent   Increase
                       to Sales         to Sales (Decrease)

Sales to
 customers  $ 13,682   100.0   $12,610   100.0     8.5
Cost of products
 sold          4,007    29.3     3,638    28.9    10.1
Selling,
 marketing and
 administrative
 expenses      4,696    34.3     4,645    36.8     1.1
Research
 expense       2,046    15.0     2,014    16.0     1.6
In-process
 research &
 development     320     2.3         9     0.1
Interest (income)
 expense, net   (195)   (1.4)     (169)   (1.4)
Other (income)
 expense,  net   100     0.7       (30)   (0.2)
Earnings before
 provision for
 taxes on
 income        2,708    19.8     2,503    19.8     8.2
Provision for
 taxes on
 income          540     4.0       408     3.2    32.4
Net
 earnings   $  2,168    15.8   $ 2,095    16.6     3.5

Net earnings
 per share
 (Diluted)  $   0.74          $  0.70              5.7

Average shares
 outstanding
 (Diluted)   2,930.7          3,013.5

Effective tax
 rate           19.9 %           16.3 %

Adjusted earnings
 before provision
 for taxes and net
 earnings(A)
  Earnings before
   provision
   for taxes on
   income   $  3,028(2) 22.1  $ 2,512(3)  19.9   20.5
  Net
   earnings $  2,385(2) 17.4  $ 2,101(3)  16.7   13.5
  Net earnings
   per share
   (Diluted)$   0.81(2)       $  0.70(3)         15.7
  Effective tax
   rate         21.2%            16.4%

(1) The company has adopted SFAS No. 123 (R), Share Based
Payment, applying the modified retrospective transition method.
Previously reported financial statements have been restated accordingly.

(2) The difference between as reported earnings before provision for taxes on income and net earnings and net earnings per share (diluted) and adjusted earnings before provision for taxes on income and net earnings and net earnings per share (diluted) is the exclusion of IPR&D charges of $320 million, $217 million, and $0.07 per share, respectively.

(3) The difference between as reported earnings before provision for taxes on income and net earnings and adjusted earnings before provision for taxes on income and net earnings is IPR&D charges of $9 million and $6 million, respectively.


Johnson & Johnson and Subsidiaries (1)
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)

                              TWELVE MONTHS
                2006     2006   2005     2005     Percent
              Amount   Percent  Amount  Percent   Increase
                       to Sales         to Sales (Decrease)


Sales to
 customers     $53,324   100.0  $50,514   100.0      5.6
Cost of products
 sold           15,057    28.2   14,010    27.7      7.5
Selling,
 marketing and
 administrative
 expenses       17,433    32.7   17,211    34.1      1.3
Research
 expense         7,125    13.4    6,462    12.8     10.3
In-process
 research &
 development       559     1.0      362     0.7
Interest (income)
 expense, net     (766)   (1.4)    (433)   (0.9)
Other (income)
 expense, net     (671)   (1.3)    (214)   (0.4)
Earnings before
 provision for
 taxes on
 income         14,587    27.4   13,116    26.0    11.2
Provision for
 taxes on
 income         3,534     6.7    3,056      6.1    15.6
Net
 earnings     $11,053    20.7  $10,060     19.9     9.9

Net earnings
 per share
 (Diluted)      $3.73            $3.35             11.3

Average shares
 outstanding
 (Diluted)    2,961.0          3,002.8

Effective tax
 rate            24.2 %           23.3 %

Adjusted earnings
 before provision
 for taxes and net
 earnings(A)
  Earnings before
   provision
   for taxes on
   income      $14,524(2) 27.2  $13,478(3)  26.7    7.8
  Net
   earnings    $11,133(2) 20.9  $10,194(3)  20.2    9.2
  Net earnings
   per share
   (Diluted)     $3.76(2)         $3.39(3)         10.9
  Effective tax
   rate          23.3%            24.4%

(1) The company has adopted SFAS No. 123 (R), Share
Based Payment, applying the modified retrospective transition method. Previously reported financial statements have been restated accordingly.

(2) The difference between as reported earnings before provision for taxes on income and net earnings and net earnings per share (diluted) and adjusted earnings before provision for taxes on income and net earnings and net earnings per share (diluted) is the exclusion of the Guidant acquisition termination fee of $622 million, $368 million, and $0.12 per share, respectively, and the exclusion of IPR&D charges of $559 million, $448 million, and $0.15 per share, respectively.

(3) The difference between as reported earnings before provision for taxes on income, net earnings and net earnings per share (diluted) and adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of IPR&D charges of $362 million, $359 million, and $0.12 per share, respectively. Adjusted net earnings and net earnings per share (diluted) also exclude a tax gain of $225 million and $0.08 per share, respectively, due to the reversal of a tax liability related to a technical correction associated with the American Jobs Creation Act of 2004.

(A)  NON-GAAP  FINANCIAL  MEASURES  "Adjusted  earnings
before  provision for taxes on income,"  "adjusted  net
earnings," "adjusted net earnings per share (diluted),"
and   "adjusted  effective  tax  rate"   are   non-GAAP
financial   measures  and  should  not  be   considered
replacements  for  GAAP results. The  Company  provides
earnings  before  provision for taxes  on  income,  net
earnings,   net  earnings  per  share  (diluted),   and
effective  tax  rate  on  an  adjusted  basis   because
management believes that these measures provide  useful
information to investors. Among other things, they  may
assist investors in evaluating the Company's results of
operations  period  over period.  In  various  periods,
these  measures  may  exclude such  items  as  business
development  activities (including IPR&D at acquisition
or  upon attainment of milestones and any extraordinary
expenses),     strategic    developments     (including
restructuring  and  product line changes),  significant
litigation,   and  changes  in  applicable   laws   and
regulations  (including significant accounting  or  tax
matters).   Special  items  may  be  highly   variable,
difficult to predict, and of a size that sometimes  has
substantial impact on the Company's reported results of
operations for a period. Management uses these measures
internally for planning, forecasting and evaluating the
performances  of  the  Company's businesses,  including
allocating resources and evaluating results relative to
employee   performance  compensation  targets.   Unlike
earnings  before  provision for taxes  on  income,  net
earnings,   net  earnings  per  share  (diluted),   and
effective  tax rate prepared in accordance  with  GAAP,
adjusted earnings before provision for taxes on income,
adjusted net earnings, adjusted net earnings per  share
(diluted), and adjusted effective tax rate may  not  be
comparable with the calculation of similar measures for
other companies. These non-GAAP financial measures  are
presented  solely  to permit investors  to  more  fully
understand  how management assesses the performance  of
the  Company.  The limitations of using these  non-GAAP
financial  measures as performance  measures  are  that
they  provide  a  view  of  the  Company's  results  of
operations  without  including  all  events  during   a
period,  such as the effects of an acquisition, merger-
related or other restructuring charges, or amortization
of   purchased  intangibles,  and  do  not  provide   a
comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.